March 2018 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com Exhibit 99.1

Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History • 1920 Began as Dixie Mercerizing in Chattanooga, TN • 1990’s Transitioned from textiles to floorcovering • 2003 Refined focus on upper- end floorcovering market • 2003 Launched Dixie Home - upper end residential line • 2005 Launched modular tile carpet line – new product category • 2007 Launched wool products in Masland & Fabrica – high-end designers • 2012 Purchased Colormaster dye house – lower cost • 2012 Purchased Crown rugs – wool rugs • 2013 Purchased Robertex - wool carpet manufacturing • 2014 Purchased Atlas Carpet Mills – high-end commercial business • 2014 Purchased Burtco - computerized yarn placement for hospitality • 2016 Launched Calibré luxury vinyl flooring in Masland Contract • 2017 Launched Stainmaster® LVF in Masland and Dixie Home • 2018 Launch engineered wood in our Fabrica brand 3

Dixie Today • Commitment to brands in the upper- end market with strong growth potential. • Diversified between Commercial and Residential markets. • Diversified customer base (TTM Basis) – Top 10 carpet customers • 18% of sales – Top 100 carpet customers • 31% of sales 4

5 Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling. • New construction is a smaller effect. • Dixie is driven by the wealth effect. • The stock market and consumer confidence. • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures. • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer.

New and Existing Home Sales Seasonally Adjusted Annual Rate 6 New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/newhomesales 3,000 3,500 4,000 4,500 5,000 5,500 6,000 250 300 350 400 450 500 550 600 650 700 750 800 Jan '13 Jan '14 Jan '15 Jan '16 Jan '17 • “Existing sales concluded the year on a softer note, but they were guided higher these last 12 months by a multi-year streak of exceptional job growth, which ignited buyer demand.” • “At the same time, market conditions were far from perfect. New listings struggled to keep up with what was sold very quickly, and buying became less affordable in a large swath of the country. These two factors ultimately muted what should have been a stronger sales pace.” Lawrence Yun Chief Economist National Association of Realtors January 24, 2018

Residential and Commercial Fixed Investment 7 Rebound in residential activity Commercial activity is flat We expect 2018 to continue the rebound of residential fixed investment as a percent of GDP

The Industry as compared to The Dixie Group 8 Source: U.S. Bureau of Economic Analysis and Company estimates

2016 U.S. Flooring Manufacturers 9 Source: Floor Focus - Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber Carpet & Rug Leaders Flooring $ in millions Flooring % Shaw (Berkshire Hathaway) 3,983 19.2% Mohawk (MHK) 4,892 23.6% Engineered Floors (Private) 659 3.2% Interface (TILE) 498 2.4% Beaulieu (Bought by EF 11-2017) 479 2.3% Dixie (DXYN) 394 1.9% Imports & All Others 9,809 47.4% U.S. Carpet & Rug Market 20,714 100.0%

Dixie versus the Industry 2017 U.S. Carpet & Rug Market of $10.6 billion 10 Source: Floor Covering Weekly and Dixie Group estimate 2017 Dixie sales [CATE GORY NAME] , [VALU E] [CATE GORY NAME] , [VALU E] [CATE GORY NAME] , [VALU E] [CATE GORY NAME] , [VALU E]

Carpet Growth Dixie Market Share in Dollars and Units 11

Industry Positioning The Dixie Group • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven 12

Residential Brand Positioning The Dixie Group 13 T O T A L M A R K E T : S Q U A R E Y A R D S OR S AL E S DO L L A R S Dixie Home Fabrica INDUSTRY AVERAGE PRICE / SQ YD FOR CARPETS AND RUGS $0 $14 $21 $28 $35 $42 $49 Note: Market share data based on internal company estimates – Industry average price based on sales reported through industry sources $8 Masland ESTIMATED WHOLESALE MARKET PRICE FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS Price Point Dixie Market Share < $ 6.00 per SY 0% $ 6.01 - $10.00 per SY 1% $10.01 - $15.00 per SY 4% > $15.00 per SY 27% All Price Points 5%

Dixie Group High-End Residential Sales All Residential Brands Masland Dixie Home Fabrica 14 Sales by Brand for 2017

Dixie Group High-End Residential Sales All Brands Retailer Designer Mass Merchant Builder Commercial Specialty - OEM 15 Sales by Channel for 2017 The company believes that a significant portion of retail sales also involve a designer

• Well-styled moderate to upper priced residential broadloom line – Known for differentiated pattern and color selection • Dixie Home provides a “full line” to retailers – Sells specialty and mass merchant retailers • Growth initiatives – Stainmaster® Tru Soft TM Fiber Technology – Stainmaster® PetProtect ® Fiber Technology 16

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 24% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Stainmaster® PetProtect ® Fiber Technology – Wool products in both tufted and woven constructions 17

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 31% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft™ Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 18

Commercial Market Positioning The Dixie Group • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas brand – Designer driven focused on the fashion oriented market space • Our Masland Contract brand – Broad product line for diverse commercial markets • Our Masland Hospitality brand – Custom products for the hospitality industry • Our Masland Residential sales force – Sells “main street commercial” through retailers 19

• Atlas is our premium commercial brand • Dedicated to serving the architect and designer needing finer goods • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings • With state-of-the-art tufting machines Atlas can quickly manufacture both custom and running line products 20

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Masland Contract Modular Carpet Tile – Masland Hospitality using “computerized yarn placement” technology – Calibré Luxury Vinyl Tile 21

Hospitality Corporate Education Store Planning Gov't Health Care Other 22 Sales by Channel for 2017 Channels: Interior Design Specifier and Commercial End User

Dixie Group Sales $ in millions 23 331 321 283 205 231 270 266 345 407 422 397 412 0 50 100 150 200 250 300 350 400 450 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Net Sales *2016 had 53 weeks.

Sales & Operating Income $ in millions 24 Note: Non-GAAP reconciliation starting on slide 27 Annual Y 2007 Y 2008 Y 2009 Y 2010 Y 2011 Y 2012 Y 2013 Y 2014 Y 2015 Y 2016 Y2017 Net Sales 321 283 203 231 270 266 344 407 422 397 412 Net Income (Loss) 6.2 (31.5) (42.2) (4.7) 1.0 (0.9) 5.3 (1.4) (2.4) (5.3) (9.6) Operating Income 16.7 (28.5) (45.4) (2.6) 5.7 1.8 8.9 (5.2) 2.0 (3.4) 4.0 Non-GAAP Adjusted Op. Income 16.7 1.5 (8.4) (1.0) 5.1 3.5 16.4 4.7 4.9 (2.0) 4.6 EBITDA 29.2 (14.7) (32.1) 8.4 14.8 11.2 18.7 16.9 15.9 10.0 16.6 Non-GAAP Adjusted EBITDA 29.7 15.5 5.3 10.3 14.5 13.2 26.5 17.7 19.0 11.5 17.5 Quarterly Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Net Sales 110.0 108.9 107.8 89.2 105.3 100.3 102.6 97.5 107.2 102.7 105.1 Net Income (Loss) 0.5 0.1 (0.5) (4.8) 1.7 0.5 (2.7) (0.6) 1.1 (0.6) (9.5) Operating Income 2.2 1.3 1.2 (5.8) 3.4 1.9 (2.9) 0.6 3.2 0.8 (0.6) Non-GAAP Adjusted Op. Income 3.1 1.9 1.9 (4.4) 3.8 1.9 (3.3) 0.6 3.2 0.8 0.0 EBITDA 5.8 4.9 4.4 (2.4) 6.8 5.3 0.3 3.8 6.2 4.0 2.7 Non-GAAP Adjusted EBITDA 6.7 5.5 5.1 (0.9) 7.1 5.3 0.0 3.8 6.3 4.0 3.4 Change Year over Year Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Net Sales 2.0 (0.1) 3.2 (6.6) (4.6) (8.6) (5.2) 8.3 1.9 2.4 2.5 Net Sales % Change 1.9% -0.1% 3.1% -6.9% -4.2% -7.9% -4.8% 9.3% 1.8% 2.3% 2.4% Net Income (Loss) 1.1 0.3 4.7 (2.3) 1.2 0.5 (2.2) 4.2 (0.6) (1.1) (6.8) O erating Income 1.6 0.4 5.7 (3.2) 1.2 0.7 (4.1) 6.5 (0.2) (1.1) 2.3 Non-GAAP Adjusted Op. Income 0.2 (1.5) 2.6 (2.5) 0.8 0.0 (5.2) 5.1 (0.6) (1.1) 3.3 EBITDA 2.0 0.7 6.9 (3.2) 1.0 0.4 (4.1) 6.2 (0.6) (1.3) 2.4 Non-GAAP Adjusted EBITDA 0.6 (1.2) 2.3 (2.7) 0.4 (0.2) (5.1) 4.8 (0.8) (1.3) 3.3 Note: 2011 and 2016 have 53 operating weeks, all other periods had 52 operating weeks

Current Business Conditions 2017 Initiatives • We have consolidated our two commercial brands, Masland Contract and Atlas, under one management, sharing operations in marketing, product development and manufacturing but maintaining distinct sales forces. • We announced our Profit Improvement Program with savings in 2018 of over $3 million. • We are taking advantage of the opportunities created in the west coast market with added retailer and builder penetration and increased service flexibility with the acquisition of the Porterville, CA yarn facility. • Masland Contract has launched both the new Calibré and Quiet Down luxury vinyl flooring product lines. • We have placed over 1,300 displays of Stainmaster PetProtect® luxury vinyl flooring through our Masland and Dixie Home residential brands. • Our floorcovering sales for the first 8 weeks of the quarter were flat compared to this period in 2017. Our residential sales are positive relative to 2017 while our commercial sales are behind from this same period last year. 25

Non-GAAP Information 27 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined , all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6) The company defines Non-GAAP Earnings per Share (EPS) as the adjusted operating income less Interest and other expense, tax adjusted at a 35% rate, and divided by the number of fully diluted shares. (Note 7) The Company defines Net Sales as Adjusted as net sales less the last week of sales in a 53 week fiscal year. (Note 8) The Company defines Non-GAAP earnings per Share (EPS) for the Jobs Cut and Tax Act of 2017 as Net Income less discontinued operations minus the effect of the tax act and divided by the number of fully diluted shares. (Note 9)

Non-GAAP Information 28 Non-GAAP Gross Profit 2011 2012 2013 2014 2015 2016 2017 Net Sales 270,110 266,372 344,374 406,588 422,484 397,453 412,462 Gross Profit 65,506 65,372 85,569 95,497 106,231 95,425 101,213 Plus: Business integration expense - 1,383 4,738 445 - - - Plus: Amortization of inventory step up - - 367 606 - - - Non-GAAP Adj. Gross Profit (Note 1) 65,506 66,755 90,674 96,548 106,231 95,425 101,213 Gross Profit as % of Net Sales 24.3% 24.5% 24.8% 23.5% 25.1% 24.0% 24.5% Non-GAAP Adj. Gross Profit % of Net Sales 24.3% 25.1% 26.3% 23.7% 25.1% 24.0% 24.5% Non-GAAP S,G&A 2011 2012 2013 2014 2015 2016 2017 Net Sales 270,110 266,372 344,374 406,588 422,484 397,453 412,462 Selling and Administrative Expense 60,667 63,489 76,221 93,182 100,422 96,983 96,171 Plus: Business integration expense - - (1,706) (1,429) - - - Less: Acquisition expenses - (318) (350) (789) - - - Non-GAAP Adj. Selling and Admin. Expense 60,667 63,171 74,164 90,964 100,422 96,983 96,171 S,G&A as % of Net Sales 22.5% 23.8% 22.1% 22.9% 23.8% 24.4% 23.3% Non-GAAP S,G&A as % of Net Sales (Note 2) 22.5% 23.7% 21.5% 22.4% 23.8% 24.4% 23.3% Twelve Months Ended

29 Non-GAAP Operating Income 2011 2012 2013 2014 2015 2016 2017 Net Sales 270,110 266,372 344,374 406,588 422,484 397,453 412,462 Operating income (loss) 5,668 1,815 8,855 (5,236) 1,990 (3,415) 3,965 Plus: Acquisition expenses - 318 350 789 - - - Plus: Amortization of inventory step up - - 367 606 - - - Plus: Business integration expense - 1,383 6,616 1,874 - - - Plus: Profit improvement plans (563) - - 5,514 2,946 1,456 636 Plus: Impairment of assets - - 195 1,133 - - - Plus: Impairment of goodwill - - - - - - - Non-GAAP Adj. Operating Income (Loss) (Note 3) 5,105 3,516 16,384 4,681 4,936 (1,959) 4,601 Operating income as % of net sales 2.1% 0.7% 2.6% -1.3% 0.5% -0.9% 1.0% Adjusted operating income as a % of net sales 1.9% 1.3% 4.8% 1.2% 1.2% -0.5% 1.1% Non-GAAP Income from Continuing Operations 2011 2012 2013 2014 2015 2016 2017 Net income (loss) as reported 986 (927) 5,291 (1,402) (2,426) (5,278) (9,555) Less: (Loss) from discontinued, net tax (286) (275) (266) (2,075) (148) (71) (233) Income (loss) from Continuing Operations 1,272 (653) 5,557 673 (2,278) (5,207) (9,322) Plus: Business integration expense - 1,383 6,616 1,874 - - - Plus: Profit improvement plans (563) - - 5,514 2,946 1,456 636 Plus: Amortization of inventory step up - - 367 606 - - - Plus: Acquisition expenses - 318 350 789 - - - Less: Gain on purchase of business - - - (11,110) - - - Plus: Impairment of assets - - 195 1,133 - - - Plus: Impairment of goodwill - - - - - - - Plus: Tax effect of above 214 (646) (2,861) 453 (1,119) (553) (242) Plus: Tax credits, rate change and valuation allowance - - (1,847) - - - 8,169 Non-GAAP Adj. (Loss) / Inc from Cont. Op's (Note 4) 923 402 8,377 (68) (451) (4,304) (758) Adj diluted EPS from Cont. Op's 0.07 0.03 0.65 (0.00) (0.03) (0.28) (0.05) Wt'd avg. common shares outstanding - diluted 12,623 12,638 12,852 14,382 15,536 15,638 15,699

30 Non-GAAP EBIT and EBITDA 2011 2012 2013 2014 2015 2016 2017 Net income (loss) as reported 986 (927) 5,291 (1,402) (2,426) (5,278) (9,555) Less: (Loss) from discontinued, net tax (286) (275) (266) (2,075) (148) (71) (233) Plus: Taxes 684 (401) (576) 1,055 (714) (3,622) 7,509 Plus: Interest 3,470 3,146 3,756 4,301 4,935 5,392 5,739 Non-GAAP Adjusted EBIT (Note 5) 5,426 2,092 8,737 6,029 1,943 (3,437) 3,925 Plus: Depreciation and amortization 9,650 9,396 10,263 12,908 14,120 13,515 12,947 Non-GAAP EBITDA from Cont Op 15,075 11,488 18,999 18,937 16,063 10,078 16,872 Plus: Acquisition expenses - 318 350 789 - - - Plus: Amortization of inventory step up - - 367 606 - - - Less: Gain on purchase of business - - - (11,110) - - - Plus: Business integration expense - 1,383 6,616 1,874 - - - Plus: Profit improvement plans (563) - - 5,514 2,946 1,456 636 Plus: Impairment of assets - - 195 1,133 - - - Plus: Impairment of goodwill - - - - - - - Non-GAAP Adj. EBITDA (Note 5) 14,512 13,189 26,528 17,743 19,009 11,534 17,508 Non-GAAP Adj. EBITDA as % of Net Sales 5.4% 5.0% 7.7% 4.4% 4.5% 2.9% 4.2% Management estimate of severe weather (not in above) - - - 1,054 - - - Non-GAAP Free Cash Flow 2011 2012 2013 2014 2015 2016 2017 Non-GAAP Adjusted EBIT (from above) 5,426 2,092 8,737 6,029 1,943 (3,437) 3,925 Times: 1 - Tax Rate = EBIAT 3,364 1,297 5,417 3,738 1,205 (2,131) 2,433 Plus: Depreciation and amortization 9,650 9,396 10,263 12,908 14,120 13,515 12,947 Plus: Non Cash Impairment of Assets, Goodwill - - 195 1,133 - - - Minus: Net change in Working Capital 9,589 10,786 17,714 11,546 (1,970) (16,905) 23,386 Non-GAAP Cash from Operations 3,425 (93) (1,839) 6,234 17,295 28,289 (8,006) Minus: Capital Expenditures 6,735 4,052 13,257 32,825 12,230 5,331 13,582 Minus: Business / Capital acquisitions - 6,961 1,863 9,331 - - - Non-GAAP Free Cash Flow (Note 6) (3,310) (11,106) (16,959) (35,922) 5,065 22,958 (21,588)

31 Net Sales as Adjusted Net Sales December 31, Extra December 31, December 30, As Adjusted 2016 Week 2016 2017 Difference % Change Year 2017 Net Sales as Adjusted 397,453$ (5,380)$ 392,073$ 412,462$ 20,389$ 5.2% December 30, Adjusted for Tax Cut and Jobs Act of 2017 (Note 9) 2017 Net Loss as reported (9,555) Loss from discountinued operations (233) Loss from continuing operations (9,322) Impact of tax act 8,169 Loss from Cont Ops less affect of Tax Cuts and Jobs Act of 2017 (1,153) Diluted shares 15,699 Adj loss per diluted share ex Tax Act (0.07)$